Exhibit 10.114

                         SUBORDINATED SECURITY AGREEMENT

     SUBORDINATED SECURITY AGREEMENT dated as of November 11, 1998, by and between PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation (the "Debtor") and FRAMPTON INDUSTRIES, LTD. (hereinafter called the "Secured Party").

                                    RECITALS

         This Subordinated Security Agreement is executed and delivered by Debtor to Secured Party for the purpose of securing all Obligations of Debtor to Secured Party for any sums due or to become due to Secured Party from Debtor, now or hereafter under a certain 5% Secured Subordinated Debenture dated of even date hereof in the principal sum of $500,000 (the "Debenture") and granting a security interest to Secured Party in the Collateral Security (as hereafter defined). Capitalized terms not otherwise defined herein shall have the meanings given to them under the Note.

                                    AGREEMENT

     In consideration of the foregoing and the mutual promises, covenants, terms and conditions contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

     1. Grant of Security Interest. As security for the full payment and performance of Debtor to Secured Party of all Obligations arising out of the Debenture (the "Obligation"), Debtor hereby grants to Secured Party a lien upon and a continuing security interest subject and subordinate only to Permitted Senior Liens including the lien of Finova Capital Corporation in:

     (a) All inventory now owned or hereafter acquired by Debtor, wherever located (as defined in the Finova Loan and Security Agreement);

     (b) All accounts, including accounts receivable, contract rights and other rights to the payment of money, now or hereafter existing, now owned or hereafter acquired by Debtor ("Accounts"), all cash and deposit accounts including deposits with Banks in connection with credit card accounts;

     (c) All furniture, fixtures, equipment and other tangible personal property in all of its forms, wherever located, now or hereafter existing, now owned or hereafter acquired by Debtor;

     (d) All right, title and interest of Debtor as licensee under any license agreements now existing or hereafter acquired subject to the terms thereof;

     (e) To the extent not otherwise included in the Collateral, all books, correspondence, credit files, customer lists, computer software, data bases, records and other documents relating to the above-described types of property, including, without limitation, all tapes, cards, runs and other papers, documents and computer storage media in the possession or control of any of the undersigned, or any affiliate or subsidiary of the undersigned, or any computer service bureau, wherever any of the foregoing may be located and whether the same are owned by the undersigned on the date hereof or are hereafter acquired or created by the undersigned;

     (f) To the extent not otherwise included in the Collateral, all rights in, to and under policies of insurance of every kind and nature covering any Collateral, including, without limitation, claims or rights to payment and proceeds heretofore or hereafter arising therefrom with respect to the above-described types of property, whether the same are owned by the undersigned on the date hereof or are hereafter acquired or created;

     (g) To the extent not otherwise included in the Collateral, including general intangibles (as defined in the Delaware Uniform Commercial Code) including trademarks, tradenames, tax refunds, contract rights, trade secrets, licensing agreements, royalty payments, copyrights, service marks, logos, goodwill, rights of indemnification, and all other personal property, of any kind or nature of any of the undersigned, now or hereafter existing, now owned or hereafter acquired or created;

     (h) To the extent not otherwise included in the Collateral, all real property fixtures and rental income, wherever located, now or hereafter existing, now owned or hereafter acquired; and

     (i) To the extent permitted under any leases under which the Debtor is a tenant, all interest of the Debtor in such leases and the proceeds of the sale thereof;

     (j) All substitutions, proceeds and products of any and all of the foregoing Collateral (including leases, subleases and license agreements), proceeds from the sale thereof, cash and non-cash, and all cash collateral now owned or hereafter acquired by Debtor and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the payee thereof), all payment paid pursuant to settlements, judgments, or compromises entered or entered into as a result of disputes or causes of action to which Debtor is a party, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

     All of the above described property (a-j) whether now owned, now due, or in which the Debtor has an interest, or hereafter, at any time in the future, acquired, arising, to become due, or in which the Debtor obtains an interest.

     All products, proceeds, and accessions of all of the above described property.

     The property described in paragraphs (a) through (j) above and the proceeds thereof are hereinafter referred to as the "Collateral Security".

     2. Representations. The Debtor hereby represents and warrants to Secured Party as follows:

     (a) To the best of its knowledge, there are no liens, pledges, security interests or other encumbrances on any of the Collateral Security which are prior to the security interests granted hereunder, except as set forth on Exhibit A-1 (Permitted Senior Liens).

     (b) As to the Collateral Security: (i) the Collateral Security is presently located at Debtor's locations as set forth on Exhibit B and Debtor will notify Secured Party in writing thirty (30) days prior to the movement of the Collateral Security to any new location; (ii) Debtor will at its own cost and expense keep the Collateral Security in good repair (reasonable wear and tear excepted); (iii) Debtor will not sell, exchange, lease, or otherwise dispose of the Collateral Security except in the ordinary course of business; (iv) Debtor will insure the Collateral Security and if Debtor fails to do so, Secured Party may procure such insurance and charge the cost to Debtor; and (v) Debtor shall comply in all material respects with the terms and conditions of any leases covering the premises where the Collateral Security is located and any orders, ordinances, laws or statutes of any state or municipal or governmental department having jurisdiction with respect to such premises or the conduct of business thereon; the failure to comply with which would have an Adverse Effect.

     (c) The Debtor's places of business are presently located as set forth on Exhibit B, and Debtor will notify Secured Party promptly of any change in the location of the Debtor's places of business.

     3. Covenants.

     3.1  Debtor  agrees  to  take  such  further  action  and to  execute  such additional agreements, documents and instruments as Secured Party shall reasonably request to effectuate or confirm the security interests granted hereunder. Secured Party will at its own expense from time to time execute, file and record such financing statements and documents and take such action, including without limitation segregation of records, as Secured Party shall reasonably determine to create and maintain the priority and status of the security interests created hereunder. Debtor will defend the Collateral Security against dilution and all claims and demands of all persons and will keep the Collateral Security free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of any kind and nature except for Permitted Senior Liens.

     3.2 During the term of this agreement and until the Obligations have been paid in full pursuant to the Note, the Debtor shall not grant any security interest in any Collateral to anyone other than Secured Party, FINOVA or other Permitted Senior Liens nor permit any liens to be outstanding except as aforesaid. The Debtor will not change its name, identity or structure without giving Secured Party thirty (30) days prior written notice thereof, and shall, in connection with any such change, execute and deliver to Secured Party all such additional agreements, financing statements and other documents as Secured Party shall reasonably require. This provision shall not be deemed to constitute consent to any change of identity or structure.

     4. Remedies. If the Obligations have become due and payable in full under this Agreement or the Debenture, and all notice periods have expired, the Secured Party itself or by its attorney may exercise with respect to the Collateral Security all of the rights and remedies set forth in clauses (a) through (f) below or elsewhere herein or otherwise available to a secured party under the applicable provisions of the Uniform Commercial Code or any other applicable law (including, without limitation, the right to appoint a receiver to take possession of the Collateral Security and, without notice to or demand upon any Debtor, to make such payments and do such acts as Secured Party considers necessary or reasonable to protect its security interest in the Collateral Security) and (in conjunction with or in addition to such rights and remedies) may, to the extent permitted by applicable law, with or without process of law and without liability for loss or damage, sell or dispose of all or any part of the Collateral Security, free and clear of all claims, as hereinafter provided. The following provisions shall govern the right of Secured Party to so realize upon the Collateral Security, in addition to any rights and remedies available at law or in equity or otherwise provided under this agreement:

     (a) Marshaling, etc. Secured Party shall not be required to make any demand upon or pursue any of its rights or remedies against Debtor or others with respect to the payment or performance of the Obligations secured hereby, or to pursue or exhaust any of its rights or remedies with respect to any of the Collateral Security. Secured Party shall not be required to marshal the Collateral Security or secured obligations or to resort to the Collateral Security in any particular order and all of its rights hereunder shall be cumulative. To the extent not prohibited by applicable law, Debtor hereby agrees to waive and relinquish the benefit and advantage of, and hereby covenants not to assert against Secured Party, any present or future valuation, stay, appraisement, extension or redemption laws which, but for this provision, might be applicable to any sale or assignment made under any judgment, order or decree of any court, or privately under the power of sale and assignment conferred by this agreement or in respect of any of the Collateral Security. Without limiting the generality of the foregoing, Debtor hereby agrees that it will not invoke or utilize and hereby waives any law which may delay or impede the enforcement of Secured Party's rights under this agreement. In addition, to the extent not prohibited by applicable law, Debtor hereby waives any right to prior notice (except to the extent expressly provided in this agreement) or judicial hearing in connection with the taking possession or the disposition of any of the Collateral Security. Debtor waives any obligation of Secured Party to post any bond or security in order to enforce any rights or remedies required hereunder notwithstanding any provisions of law to the contrary.

     (b) Sales and Assignments of the Collateral Security. Any item of Collateral Security may be sold or assigned for cash or other value in any number of lots at public or private sale without demand, advertisement or notice (excepting only that Secured Party shall give Debtor ten (10) days' prior written notice of the time and place of any public sale or of the time after which a private sale may be made, which notice Debtor hereby agrees is reasonable). At any sale or sales of the Collateral Security (except at private sale) Secured Party may bid for and purchase the whole or any part of the property and rights so sold and upon compliance with the terms of such sale may hold, exploit and dispose of such property and rights without further accountability to Debtor except for the proceeds of such sale or sales. Debtor will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates and affidavits and supply or cause to be supplied such further information and take such further action as Secured Party shall require in connection with such sale or assignment.

     (c) Application of Proceeds. The proceeds of all sales and collections, and any other monies the application of which is not otherwise herein provided for, shall be applied, at the election of the Secured Party, as follows:

     i) First, to the payment of the costs and expenses of such sale or sales and collections and the reasonable expenses of Secured Party and of its counsel;

     ii) Second, any surplus then remaining to principal then due and payable;

     iii) Third, to the payment of any other amounts required by applicable law, including without limitation, Section 9.504(1) (c) of the Uniform Commercial Code; and

     iv) Fourth, any surplus then remaining shall be paid over (subject to the rights of third parties) to the Debtor or for its account.

     (d) (Omitted Intentionally).

     (e) Possession and Assembly. Secured Party shall have the right without posting any bond to take possession of the Collateral Security (and of the indicia of the Collateral Security, in the case of intangibles) and maintain such possession on Debtor's premises, or to remove the Collateral Security or any part thereof to such other premises as Secured Party may desire. Upon Secured Party's request, Debtor shall assemble the Collateral Security and make it available to Secured Party. All costs and expenses incurred by Secured Party in connection with the foregoing shall be charged to Debtor's account, shall be added to the Obligations and shall be secured by the Collateral Security.

     (f) Secured Party's rights and remedies under this agreement and all other agreements shall be cumulative. Secured Party shall have all other rights and remedies not inconsistent here with as provided under the Uniform Commercial Code, by law, or in equity. No exercise by Secured Party of one right or remedy shall be deemed an election, and no waiver by Secured Party of any default on Debtor's part shall be deemed a continuing waiver. No delay by Secured Party shall constitute a waiver, election or acquiescence by it.

     Each of the following shall constitute an "Event of Default" hereunder (if the same is continuing when the event of default declaration notice specified below is given and when the notice period, if any, specified below expires): the occurrence or existence of an Event of Default under Debtor's Loan and Security Agreement with Finova or if (a) the Debtor shall fail to pay when due or punctually perform any of the Obligations; or (b) any warranty, representation, or material statement made or furnished to Secured Party by Debtor or on Debtor's behalf was false in any material respect when made or furnished or deemed made; or (c) any event shall occur which results in the acceleration of the maturity of any debt of any Debtor to others,and such event shall have an Adverse Effect; or (d) any of the Collateral Security shall be lost, stolen or damaged and such occurrence shall have an Adverse Effect; or (e) there shall be a levy upon, seizure or attachment of any of the Collateral Security; or (f) Debtor shall cease operations, be dissolved or terminate its existence; or (g) the entry of any judgment in excess of $250,000 against the Debtor, which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within sixty (60) days of its entry; or (h) any act by, against, or relating to the Debtor, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other similar fiduciary, pursuant to Court action or otherwise, over all, or any part of the Debtor's property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the Debtor, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for the Debtor; or the offering by or entering into by the Debtor of any composition, extension, or any other arrangement seeking relief from or extension of the debts of the Debtor, or the initiation of any other judicial or non-judicial proceeding or agreement by, against, or including the Debtor which seeks or intends to accomplish a reorganization or arrangement generally with creditors; or (i) the entry of an order for relief or similar order with respect to the Debtor in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application or petition against the Debtor initiating any matter in which the Debtor is or may be granted any relief from the debts of the Debtor pursuant to the Bankruptcy Code or any other insolvency statute or procedure, which complaint, application, or petition is not timely contested by the Debtor or, if so timely contested, is not dismissed within sixty (60) days of when filed; or (j) failure to perform under and/or committing any breach of this agreement, the Reimbursement Agreement; or (k) change of control of Debtor; or
(m) sale of all or substantially all of the assets of the Debtors.

     No Event of Default shall be deemed to have occurred for items described in clause (b) above unless and until Secured Party delivers (during the continuance of such default) a written notice declaring an Event of Default to Debtor. No Event of Default shall be deemed to have occurred for any other items described above unless and until Secured Party delivers (during the continuance of such default) a written notice declaring an Event of Default to the Debtor and such default is not remedied within five (5) business days thereafter, unless a longer period is specified above.

     5. Miscellaneous.

     5.1 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to be effective only if delivered by hand, or overnight courier, or mailed by prepaid registered or certified mail, return receipt requested, to the parties at their addresses set forth herein, or to such other addresses as each party may specify by written notice to the other from time to time in accordance with the provisions of this paragraph. Such notices, requests, demands and other communications will be deemed to have been duly given upon such personal delivery, on the next business day after being sent by overnight courier or on the date three (3) business days after the date postmarked by the United States Post Office, as the case may be.

         Notices to Play Co.:               Play Co. Toys & Entertainment Corp.
                                            550 Rancheros Drive
                                            San Marcos, CA  92069
                                            Attention:  Mr. James Frakes

         Notices to Frampton:               Frampton Industries, Ltd.
                                            P.O. Box 120
                                            Zurich, Switzerland  8034

         With Copies to:                    Todtman, Nachamie, Spizz & Johns, P.C.
                                            425 Park Avenue
                                            New York, New York  10022
                                            Attention:  Barton Nachamie, Esq.

     5.2 Performance. If the Debtor is in default in the performance or fulfillment of any of the terms, conditions, covenants or provisions on its part to be performed or fulfilled hereunder, Secured Party may, at its option, without waiving its right to enforce this agreement according to its terms immediately or at any time thereafter and without notice to the Debtor, perform or fulfill the same or cause the performance or fulfillment of same for the Debtor's account, and the cost and expense thereof (including reasonable attorneys fees) shall be added to the Obligations secured hereby and shall be payable on demand with interest thereon at the Regular Rate.

     5.3 Assignment. The terms and provisions of this agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.4 Governing Law. This agreement and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

     5.5 Waiver. No delay or failure on the part of Secured Party in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Secured Party and then only to the extent therein set forth. No waiver by Secured Party of any Event of Default shall operate as a waiver of any other Event Of Default or of the same Event of Default on a future occasion. THE UNDERSIGNED HEREBY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON.

     5.6 Termination. At such time as required in the Purchase Agreement the Debtor shall completely and finally satisfy the Obligations, this Security Agreement shall terminate and Secured Party shall execute and deliver to Debtor all assignments, UCC termination statements and other instruments as may be required to reflect the termination of Secured Party's interest in the Collateral Security.

     5.8 Modification. This agreement cannot be changed or terminated orally.

     5.9 Subordination. This Subordinated Security Agreement is subject to that certain Intercreditor and Subordination Agreement dated as of ________________, 1998 between Secured Party and FINOVA Capital Corporation, as amended from time to time.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


PLAY CO. TOYS & ENTERTAINMENT CORP.


By________________________________________
Its:________________________


FRAMPTON INDUSTRIES, LTD.



By________________________________________
Its:________________________

90885-1

                                  EXHIBIT "A-1"


                             PERMITTED SENIOR LIENS


                  1.       FINOVA Capital Corporation.

                  2.       The Hoepner Corporation

                  3.       Multimedia Concepts International, Inc.

                  4.       Amir Overseas Capital Corp.



90885-1